Exhibit 99.1

        S1 CORPORATION REPORTS FOURTH QUARTER AND FULL-YEAR 2005 RESULTS

    ATLANTA, March 1 /PRNewswire-FirstCall/ -- S1 Corporation (Nasdaq: SONE), a leading global provider of customer interaction financial and payments solutions, today announced financial results for its fourth quarter and full year ended December 31, 2005.

     - Revenue for the fourth quarter ended December 31, 2005 was $46.0 million as compared to $56.5 million for the same quarter in the previous year and $48.1 million in the prior quarter ended September 30, 2005. Revenue for the full year 2005 was $204.1 million compared to $206.4 million for the full year 2004.

     - Net loss from continuing operations for the fourth quarter ended December 31, 2005 was ($20.7) million, or ($0.29) per share, compared to income from continuing operations of $0.04 per share for the same quarter the previous year and ($0.13) loss per share in the prior quarter ended September 30, 2005. Net loss for the fourth quarter ended December 31, 2005 includes restructuring costs of $10.8 million. Excluding these restructuring costs, the Company's net loss for the fourth quarter would have been $9.9 million, or ($0.14) per share*.

     - Net loss for the full year 2005 was ($1.1) million, or ($0.02) per share compared to the full year 2004 net income of $15.6 million, or $0.22 per share. Net loss for the full year 2005 includes $15.0 million of restructuring charges. Gain on disposal of discontinued operations of $24.9 million and $8.6 million were included in the full year results of 2005 and 2004 respectively.

     - The Company completed its plan of reorganization, aligning the business closer with its customer needs and addressable markets.

     - The Company sold its Edify business in the fourth quarter in an effort to further focus on its core financial institutions business.

    "As expected, the delay in the delivery of our newest Enterprise products and the reorganization of our business impacted the fourth quarter results," said James "Chip" S. Mahan III, chief executive officer of S1 Corporation. "However, we are making incremental progress under the new organization and leadership team. This progress includes the initial delivery of our Enterprise
3.5 products into the Managed Introduction Program in Q1; new investment in the community financial and Postilion products; and a shift in culture focused around business units that can more effectively serve our customers."

    S1 is dedicated to delivering integrated customer interaction solutions to financial institutions and retailers to give them a single view of their customers and a way to more efficiently run their business. This will be accomplished through the delivery of multiple lines of products that are designed to meet the unique needs of the various markets S1 serves, which include global, national, and regional financial institutions; community banks; credit unions; and retailers. S1 offers a broad range of customer interaction software solutions, including branch automation, call center, Internet banking, voice banking and ATM/POS.

    Conference Call Information

    Company management will host a conference call for interested parties to discuss its fourth quarter results on Wednesday, March 1, 2006, at 5:00 p.m. EST. A live webcast of the call will be available through the Company's website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available through March 8, 2006 on the Company's website.

    *Reconciliation of GAAP Earnings

       Loss from continuing operations as reported         $  (20,673)
       Restructuring costs                                     10,775
                                                           ----------
       Loss from continuing operations excluding
        restructuring costs                                $   (9,898)

    About S1

    S1 Corporation (Nasdaq: SONE) is a leading global provider of integrated customer interaction applications for thousands of banks, credit unions and insurance providers around the world. Comprised of applications that address virtually every market segment and delivery channel, S1 solutions help integrate and optimize an institution's entire front office, resulting in increased operational efficiencies, revenue opportunities and overall customer satisfaction. S1 is the only provider with the proven experience, breadth of products and financial strength to empower financial services companies' enterprise strategies. Additional information about S1 is available at www.s1.com.

    Forward Looking Statements

    This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov ) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

     Investor Contact:
     John Stone
     Chief Financial Officer, S1 Corporation
     404.923.3500
     john.stone@s1.com

     Press Contact:
     Chris Watson
     Vice President of Marketing, S1 Corporation
     404.923.6775
     Chris.watson@s1.com

                         S1 Corporation and Subsidiaries
                           Consolidated Balance Sheets
                                 (In thousands)
                                   (Unaudited)

                                                December 31,   December 31,
                                                    2005           2004
                                                ------------   ------------
             Assets
Current assets:
  Cash and cash equivalents                     $     85,108   $     43,223
  Short term investments                              44,170         65,248
  Accounts receivable, net of allowances              48,659         61,216
  Prepaid expenses                                     4,885          6,113
  Other current assets                                 3,870          5,968
                                                ------------   ------------
           Total current assets                      186,692        181,768
  Property and equipment, net                         11,351         15,150
  Intangible assets, net                              18,375         22,766
  Goodwill, net                                      125,808        117,699
  Other assets                                         2,297          3,981
                                                ------------   ------------
           Total assets                         $    344,523   $    341,364
                                                ============   ============

 Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable                              $      5,292   $      6,253
  Accrued salaries and benefits                        8,267         14,269
  Accrued other expenses and restructuring            25,822         20,706
  Accrued purchase price consideration                12,900              -
  Deferred revenues                                   27,499         33,302
  Current portion of capital lease
   obligation                                          1,222          1,523
                                                ------------   ------------
           Total current liabilities                  81,002         76,053
  Other liabilities                                   11,135         10,315
                                                ------------   ------------
           Total liabilities                          92,137         86,368
                                                ------------   ------------
Stockholders' equity:
     Preferred stock                                  10,000         10,000
     Common stock                                        744            742
     Additional paid-in capital                    1,915,617      1,913,913
     Treasury stock                                  (25,000)       (21,593)
     Accumulated deficit                          (1,647,204)    (1,646,147)
     Accumulated other comprehensive
      income:
       Cumulative foreign currency
        translation adjustment                        (1,771)        (1,919)
                                                ------------   ------------
           Total stockholders' equity                252,386        254,996
                                                ------------   ------------
           Total liabilities and
            stockholders' equity                $    344,523   $    341,364
                                                ============   ============

                         S1 CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Operations
                 (In thousands, except share and per share data)
                                   (Unaudited)

                                                            Three Months Ended
                                                ------------------------------------------
                                                 12/31/2005     09/30/2005     12/31/2004
                                                ------------   ------------   ------------
Revenues:
     Software licenses                          $      7,881   $      6,834   $     13,681
     Support and maintenance                          12,240         12,788         11,909
     Professional services                            14,653         17,697         21,321
     Data center                                      10,272         10,181          9,332
     Other                                               910            648            291
                                                ------------   ------------   ------------
           Total revenues                             45,956         48,148         56,534
                                                ------------   ------------   ------------
Direct costs:
     Software licenses                                 1,445          1,025            871
     Professional services, support
      and maintenance                                 19,435         18,234         17,950
     Data center                                       5,199          4,740          4,613
     Other                                             1,093            434            132
                                                ------------   ------------   ------------
           Total direct costs                         27,172         24,433         23,566
                                                ------------   ------------   ------------
           Gross margin                               18,784         23,715         32,968
                                                ------------   ------------   ------------
Operating expenses:
     Selling and marketing                             6,620          8,352          8,118
     Product development                              10,743         11,331         10,546
     General and administrative                        8,705          6,610          7,582
     Restructuring costs                              10,775          4,255              -
     Depreciation and amortization                     2,167          2,198          2,336
     Amortization of acquisition
      intangibles                                        307            358            266
                                                ------------   ------------   ------------
           Total operating expenses                   39,317         33,104         28,848
                                                ------------   ------------   ------------
Operating income (loss)                              (20,533)        (9,389)         4,120
Interest, investment and other income,
 net                                                     231            781         (1,173)
Income tax expense                                      (371)          (151)          (270)
                                                ------------   ------------   ------------
Income (loss) from continuing
 operations                                     $    (20,673)  $     (8,759)  $      2,677
                                                ------------   ------------   ------------
Discontinued operations:
(Loss) income from operations of
 discontinued operations                                (319)         1,263             51
Gain on disposal of discontinued
 operations, net of tax                               24,395              -          8,559
                                                ------------   ------------   ------------
Net income (loss)                               $      3,403   $     (7,496)  $     11,287
                                                ============   ============   ============

Net income (loss) per share:
Basic:
Continuing operations                           $      (0.29)  $      (0.13)  $       0.04
Discontinued operations                                 0.34   $       0.02           0.12
                                                ------------   ------------   ------------
Net income (loss)                               $       0.05   $      (0.11)  $       0.16
                                                ============   ============   ============
Diluted:
Continuing operations                           $      (0.29)  $      (0.13)  $       0.04
Discontinued operations                                 0.34           0.02           0.12
                                                ------------   ------------   ------------
Net income (loss)                               $       0.05   $      (0.11)  $       0.16
                                                ============   ============   ============

Weighted average common shares
 outstanding - basic                              70,351,999     70,303,365     70,375,301
Weighted average common shares and
 equivalents - diluted                                   n/a            n/a     73,237,477

Common shares outstanding at end of
 period                                           70,356,213     70,346,563     70,608,418

Gross margin percentages:
 Software licenses                                        82%            85%            94%
 Professional services, support and
  maintenance                                             28%            40%            46%
 Data center                                              49%            53%            51%
 Other                                                   (20)%           33%            55%
                                                ------------   ------------   ------------
 Total gross margin                                       41%            49%            58%
                                                ============   ============   ============

                         S1 CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Operations
                 (In thousands, except share and per share data)
                                   (Unaudited)

                                                    Twelve Months  Ended
                                                ---------------------------
                                                 12/31/2005     12/31/2004
                                                ------------   ------------
Revenues:
     Software licenses                          $     38,276   $     37,151
     Support and maintenance                          51,513         45,880
     Professional services                            72,065         83,677
     Data center                                      40,000         37,354
     Other                                             2,214          2,291
                                                ------------   ------------
           Total revenues                            204,068        206,353
                                                ------------   ------------
Direct costs:
     Software licenses                                 5,522          5,461
     Professional services, support
      and maintenance                                 72,749         63,410
     Data center                                      19,227         18,465
     Other                                             1,790          1,715
                                                ------------   ------------
           Total direct costs                         99,288         89,051
                                                ------------   ------------
           Gross margin                              104,780        117,302
                                                ------------   ------------
Operating expenses:
     Selling and marketing                            31,498         25,921
     Product development                              45,661         46,214
     General and administrative                       29,961         24,431
     Restructuring costs                              15,030              -
     Depreciation and amortization                     9,198          9,350
     Amortization of acquisition
      intangibles                                      1,322            878
                                                ------------   ------------
           Total operating expenses                  132,670        106,794
                                                ------------   ------------
Operating income (loss)                              (27,890)        10,508
Interest, investment and other
 income, net                                           1,996         (1,577)
Income tax expense                                    (1,473)        (1,291)
                                                ------------   ------------
Income (loss) from continuing
 operations                                     $    (27,367)  $      7,640
                                                ------------   ------------
Discontinued operations:
(Loss) income from operations of
 discontinued operations                               1,460           (629)
Gain on disposal of discontinued
 operations, net of tax                               24,850          8,559
                                                ------------   ------------
Net income (loss)                               $     (1,057)  $     15,570
                                                ============   ============

Net income (loss) per share:
Basic:
Continuing operations                           $      (0.39)  $       0.11
Discontinued operations                                 0.37           0.11
                                                ------------   ------------
Net income (loss)                               $      (0.02)  $       0.22
                                                ============   ============
Diluted:
Continuing operations                           $      (0.39)  $       0.10
Discontinued operations                                 0.37           0.11
                                                ------------   ------------
Net income (loss)                               $      (0.02)  $       0.21
                                                ============   ============

Weighted average common shares
 outstanding - basic                              70,359,200     70,612,973
Weighted average common shares and
 equivalents - diluted                                   n/a     73,130,026

Common shares outstanding at end of
 period                                           70,356,213     70,608,418

Gross margin percentages:
 Software licenses                                        86%            85%
 Professional services, support and
  maintenance                                             41%            51%
 Data center                                              52%            51%
 Other                                                    19%            25%
                                                ------------   ------------
 Total gross margin                                       51%            57%
                                                ============   ============

                                 S1 Corporation
                       Statements of Operations by Segment
                       For the Quarter Ended December 31,
                      2005 (In thousands, except share and
                                 per share data)
                                   (Unaudited)

                                                  Financial        Risk &
                                                Institutions     Compliance        Total
                                                ------------    ------------    ------------
     Software licenses                          $      5,267    $      2,614    $      7,881
     Support and maintenance                          10,353           1,887          12,240
     Professional services                            12,877           1,776          14,653
     Data center                                      10,272               -          10,272
     Other                                               906               4             910
                                                ------------    ------------    ------------
Total Revenue:                                        39,675           6,281          45,956
                                                ------------    ------------    ------------
Direct costs:
     Software licenses                                 1,254             191           1,445
     Professional services, support
      and maintenance                                 17,015           2,420          19,435
     Data center                                       5,199               -           5,199
     Other                                             1,077              16           1,093
                                                ------------    ------------    ------------
           Total direct costs                         24,545           2,627          27,172
                                                ------------    ------------    ------------
           Gross margin                               15,130           3,654          18,784
                                                ------------    ------------    ------------
Operating expenses:
     Selling and marketing                             5,708             912           6,620
     Product development                               8,910           1,833          10,743
     General and administrative                        7,764             941           8,705
     Depreciation and amortization                     2,074              93           2,167
     Restructuring costs                              10,775               -          10,775
     Amortization of other
      intangibles                                        322             (15)            307
                                                ------------    ------------    ------------
           Total operating expenses                   35,553           3,764          39,317
                                                ------------    ------------    ------------
Operating loss                                       (20,423)           (110)        (20,533)

Interest, investment and other income
 (expense), net                                          271             (40)            231
Income tax benefit (expense)                             130            (501)           (371)
                                                ------------    ------------    ------------
Loss from continuing operations                 $    (20,022)   $       (651)   $    (20,673)
                                                ============    ============    ============
Loss from continuing operations -
 basic                                          $      (0.28)   $      (0.01)   $      (0.29)
                                                ============    ============    ============
Loss from continuing operations -
 diluted                                        $      (0.28)   $      (0.01)   $      (0.29)
                                                ============    ============    ============

Weighted average common shares
 outstanding - basic                              70,351,999      70,351,999      70,351,999
Weighted average common shares
outstanding - diluted                                    n/a             n/a             n/a

                                 S1 Corporation
                       Statements of Operations by Segment
                       For the Quarter Ended September 30,
                      2005 (In thousands, except share and
                                 per share data)
                                   (Unaudited)

                                                  Financial        Risk &
                                                Institutions     Compliance         Total
                                                ------------    ------------    ------------
     Software licenses                          $      4,440    $      2,394    $      6,834
     Support and maintenance                          10,953           1,835          12,788
     Professional services                            16,247           1,450          17,697
     Data center                                      10,181               -          10,181
     Other                                               627              21             648
                                                ------------    ------------    ------------
Total Revenue:                                        42,448           5,700          48,148
                                                ------------    ------------    ------------
Direct costs:
     Software licenses                                 1,020               5           1,025
     Professional services, support
      and maintenance                                 15,806           2,428          18,234
     Data center                                       4,740               -           4,740
     Other                                               403              31             434
                                                ------------    ------------    ------------
           Total direct costs                         21,969           2,464          24,433
                                                ------------    ------------    ------------
           Gross margin                               20,479           3,236          23,715
                                                ------------    ------------    ------------
Operating expenses:
     Selling and marketing                             7,371             981           8,352
     Product development                               9,981           1,350          11,331
     General and administrative                        5,236           1,374           6,610
     Restructuring costs                               4,255               -           4,255
     Depreciation and amortization                     2,111              87           2,198
     Amortization of other intangibles                   333              25             358
                                                ------------    ------------    ------------
           Total operating expenses                   29,287           3,817          33,104
                                                ------------    ------------    ------------
Operating loss                                        (8,808)           (581)         (9,389)
Interest, investment and other income,
 net                                                     780               1             781
Income tax expense                                      (151)              -            (151)
                                                ------------    ------------    ------------
Loss from continuing operations                 $     (8,179)   $       (580)   $     (8,759)
                                                ============    ============    ============

Loss from continuing operations -
 basic                                          $      (0.12)   $      (0.01)   $      (0.13)
                                                ============    ============    ============
Loss from continuing operations -
 diluted                                        $      (0.12)   $      (0.01)   $      (0.13)
                                                ============    ============    ============

Weighted average common shares
 outstanding - basic                              70,303,365      70,303,365      70,303,365
Weighted average common shares
outstanding - diluted                                    n/a             n/a             n/a

                         S1 Corporation and Subsidiaries
                      Consolidated Statements of Cash Flows
                                 (In thousands)
                                   (Unaudited)

                                                     Twelve Months Ended
                                                ----------------------------
                                                December 31,    December 31,
                                                    2005            2004
                                                ------------    ------------
Cash flows from operating activities:
     Net income (loss)                          $     (1,057)   $     15,570
     Adjustments to reconcile net
      income (loss) to net cash used
      in operating activities:
     Depreciation and amortization
      and goodwill impairment charge                  14,711          14,010
     Gain on disposal of
      discontinued operations                        (24,850)         (8,559)
     Loss on disposal of property
      and equipment                                      971               -
     Provision for doubtful accounts
      receivable and billing
      adjustments                                      5,152             421
      Equity in net loss of
       affiliate                                           -           1,500
      Stock option compensation
       expense                                           570               -
     Changes in assets and
      liabilities, excluding effects
      of acquisition:
           (Increase) decrease in
            accounts receivable                         (660)        (19,884)
          (Increase) decrease in
           prepaid expenses and
           other assets                                4,881          (1,314)
          Decrease in accounts
           payable                                      (362)           (457)
          (Decrease) increase in
           accrued expenses and
           other liabilities                            (536)        (10,141)
          Accrual for additional
           purchase price
           consideration                              12,900               -
          Decrease in deferred revenue                   944          (6,390)
                                                ------------    ------------
               Net cash provided by
                (used in) operating
                activities                            12,664         (15,244)

               Net cash used in
                investing activities                  33,697         (12,534)

               Net cash used in
                financing activities                  (3,877)         (6,239)

Effect of exchange rate changes on
 cash and cash equivalents                              (599)            527
                                                ------------    ------------
Net (decrease) increase in cash and
 cash equivalents                                     41,885         (33,490)
Cash and cash equivalents at
 beginning of period                                  43,223          76,713
                                                ------------    ------------
Cash and cash equivalents at end of
 period                                         $     85,108    $     43,223
                                                ============    ============
Property and equipment acquired
 through leases                                 $        527    $      2,899
Maintenance agreement financed
 through vendor                                          105           1,279
Liabilities assumed in acquisition                       123           5,551

SOURCE  S1 Corporation
    -0-                             03/01/2006
    /CONTACT: Investors, John Stone, Chief Financial Officer, +1-404-923-3500, or john.stone@s1.com, or Press, Chris Watson, Vice President of Marketing, +1-404-923-6775, or Chris.watson@s1.com, both of S1 Corporation/
    /First Call Analyst: /
    /FCMN Contact: /
    /Web site:  http://www.s1.com/